Exhibit 10.43

$20,000,000.00

AMENDMENT NO. 5 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

originally dated as of March 25, 2004 by and among

THE ENSIGN GROUP, INC., ENSIGN WHITTIER WEST LLC,
ENSIGN WHITTIER EAST LLC, ENSIGN SANTA ROSA LLC, ENSIGN PANORAMA LLC, ENSIGN SABINO LLC, ENSIGN SAN DIMAS LLC, ENSIGN MONTGOMERY LLC,
ENSIGN PALM I LLC, ENSIGN SONOMA LLC, ENSIGN CLOVERDALE LLC,
ENSIGN WILLITS LLC, ENSIGN PLEASANTON LLC,
24TH STREET HEALTHCARE ASSOCIATES LLC,
GLENDALE HEALTHCARE ASSOCIATES LLC,
ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC.,
ROSE PARK HEALTHCARE ASSOCIATES, INC.,
LEMON GROVE HEALTH ASSOCIATES LLC,
PRESIDIO HEALTH ASSOCIATES LLC, BELL VILLA CARE ASSOCIATES LLC,
DOWNEY COMMUNITY CARE LLC, COSTA VICTORIA HEALTHCARE LLC,
WEST ESCONDIDO HEALTHCARE LLC, REDBROOK HEALTHCARE ASSOCIATES LLC,
HB HEALTHCARE ASSOCIATES LLC, NORTH MOUNTAIN HEALTHCARE LLC,
PARK WAVERLY HEALTHCARE LLC, SUNLAND HEALTH ASSOCIATES LLC,
VISTA WOODS HEALTH ASSOCIATES LLC, CITY HEIGHTS HEALTH ASSOCIATES LLC,
CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC,
C STREET HEALTH ASSOCIATES LLC, VICTORIA VENTURA HEALTHCARE LLC
RADIANT HILLS HEALTH ASSOCIATES LLC, HIGHLAND HEALTHCARE LLC,
GATE THREE HEALTHCARE LLC, SOUTHLAND MANAGEMENT LLC,
MANOR PARK HEALTHCARE LLC, NORTHERN OAKS HEALTHCARE, INC.,
SALADO CREEK SENIOR CARE, INC., MCALLEN COMMUNITY HEALTHCARE, INC.,
WELLINGTON HEALTHCARE, INC.
(collectively, "Borrower")

and

GENERAL ELECTRIC CAPITAL CORPORATION
("Lender")

Amended as of September 13, 2007

AMENDMENT NO. 5 TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 13th day of September, 2007 (the "Effective Date"), by and among THE ENSIGN GROUP, INC., a Delaware corporation, ENSIGN WHITTIER WEST LLC, a Nevada limited liability company, ENSIGN WHITTIER EAST LLC, a Nevada limited liability company, ENSIGN SANTA ROSA LLC, a Nevada limited liability company, and ENSIGN PANORAMA LLC, a Nevada limited liability company, ENSIGN SABINO LLC, a Nevada limited liability company, ENSIGN SAN DIMAS LLC, a Nevada limited liability company, ENSIGN MONTGOMERY LLC, a Nevada limited liability company, ENSIGN CLOVERDALE LLC, a Nevada limited liability company, ENSIGN PALM I LLC, a Nevada limited liability company, ENSIGN SONOMA LLC, a Nevada limited liability company, ENSIGN WILLITS LLC, a Nevada limited liability company, ENSIGN PLEASANTON LLC, a Nevada limited liability company, 24th STREET HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, GLENDALE HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC., a Nevada corporation, and ROSE PARK HEALTHCARE ASSOCIATES, INC., a Nevada corporation, LEMON GROVE HEALTH ASSOCIATES LLC, a Nevada limited liability company, PRESIDIO HEALTH ASSOCIATES LLC, a Nevada limited liability company, BELL VILLA CARE ASSOCIATES LLC, a Nevada limited liability company, DOWNEY COMMUNITY CARE LLC, a Nevada limited liability company, COSTA VICTORIA HEALTHCARE LLC, a Nevada limited liability company, WEST ESCONDIDO HEALTHCARE LLC, a Nevada limited liability company, REDBROOK HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, HB HEALTHCARE ASSOCIATES LLC, a Nevada limited liability company, NORTH MOUNTAIN HEALTHCARE LLC, a Nevada limited liability company, PARK WAVERLY HEALTHCARE LLC, a Nevada limited liability company, SUNLAND HEALTH ASSOCIATES LLC, a Nevada limited liability company, VISTA WOODS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CITY HEIGHTS HEALTH ASSOCIATES LLC, a Nevada limited liability company, CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, C STREET HEALTH ASSOCIATES LLC, a Nevada limited liability company, and VICTORIA VENTURA HEALTHCARE LLC, a Nevada limited liability company, RADIANT HILLS HEALTH ASSOCIATES LLC, a Nevada limited liability company, HIGHLAND HEALTHCARE LLC, a Nevada limited liability company, GATE THREE HEALTHCARE LLC, a Nevada limited liability company, SOUTHLAND MANAGEMENT LLC, Nevada limited liability company, MANOR PARK HEALTHCARE LLC, a Nevada limited liability company, NORTHERN OAKS HEALTHCARE, INC., a Nevada corporation, SALADO CREEK SENIOR CARE,  INC., a Nevada corporation, McALLEN COMMUNITY HEALTHCARE, INC., a Nevada corporation, WELLINGTON HEALTHCARE, INC., a Nevada corporation (collectively "Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender").

RECITALS

        A.    Pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 25, 2004 by and between Borrower and Lender (as amended, modified and restated from time to time, the "Loan Agreement"), the parties have established certain financing arrangements that allow funds to be borrowed from Lender in accordance with the terms and conditions set forth in the Loan Agreement.

        B.    The parties now desire to amend the Loan Agreement in accordance with the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to the following amendments to the Loan

Agreement. Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Loan Agreement.

        1.    Amendment to Loan Agreement    Section 2.8(a) of the Loan Agreement is hereby amended by deleting the existing Section 2.8(a) in its entirety and by inserting in lieu thereof the following new Section 2.8(a):

  "(a)    Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect until November 19, 2007, unless terminated as provided in this Section 2.8 (the "Term")."

        2.    Real Estate Loan Documents.    The parties acknowledge and agree that (i) the terms of the financing made pursuant to the Real Estate Loan Documents (the "Fixed Asset Loan") have materially changed since the Loan Agreement was executed and that the parties intended to exclude any requirement that the Fixed Asset Loan be prepaid upon termination or expiration of the Loan Agreement and (ii) notwithstanding anything to the contrary in the Loan Agreement or related documents, Borrower shall in no event be required to prepay the Fixed Asset Loan or be deemed to be in default for failure to prepay the Fixed Asset Loan upon termination or expiration of this Loan Agreement.

        3.    Temporary Commitment Increase.

        a.     The Maximum Loan Amount shall be increased from $20,000,000 to $25,000,000 (the "Temporary Maximum Loan Amount") on a temporary basis from the Effective Date until the date that is sixty (60) days from the Effective Date (the "Temporary Maximum Loan Amount Increase"). The temporary increase in the Maximum Loan Amount shall be evidenced by that certain promissory note attached as Exhibit A hereto (the "Overline Note").

        b.     During the term of the Temporary Maximum Loan Amount Increase, Clause (b) of Section 1.45 of the Loan Agreement shall be temporarily amended and restated in its entirety as follows; provided that after the term of the Temporary Maximum Loan Amount Increase, Clause (b) of Section 1.45 of the Loan Agreement shall be amended and restated in its entirety to the language in effect prior to giving effect to this Amendment:

          "(b) the Account remains unpaid more than one hundred fifty (150) days past the claim or invoice date (but in no event more than one hundred five (165) days after the applicable Medical Services have been rendered);"

        4.    Confirmation of Representations and Warranties.    Borrower hereby (a) confirms that all of the representations and warranties set forth in Article IV of the Loan Agreement are true and correct, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity, except as identified in Schedule 1.39 and Schedule 4.19 to the Loan Agreement, each as updated, and as otherwise permitted pursuant to the Loan Agreement.

        5.    Effective Date.    This Amendment shall be effective upon Lender's receipt of this Amendment executed by a duly authorized member and/or officer of each Borrower; provided that Borrower, as a condition to the effectiveness of this Amendment, agrees that, upon demand of Lender at any time after the date of this Amendment, to cause each of Ensign's subsidiaries that (a) is a skilled nursing facility operator; (b) does not constitute a Borrower under the Loan Agreement and (c) would be necessary to provide a sufficient Borrowing Base to support the advance made pursuant to the Overline Note, as determined by the Lender in its sole discretion, to execute a Security Agreement, in form and substance reasonably satisfactory to Lender, granting Lender a security interest in any and all of the Accounts of such subsidiaries.

        6.    Fees and Expenses.    Borrower shall be responsible for the payment of all costs and expenses incurred by Lender in connection with the preparation of this Amendment including any and all fees and expenses of Lender's in-house counsel.

        7.    Updated Schedules.    As a condition precedent to Lender's agreement to enter into this Amendment, and in order for this Amendment to be effective, Borrower shall revise, update and deliver to Lender all Schedules to the Loan Agreement to update all information as necessary to make the Schedules previously delivered correct. Borrower hereby represents and warrants that the information set forth on the attached Schedules is true and correct as of the date of this Amendment. The attached Schedules are hereby incorporated into the Loan Agreement as if originally set forth therein.

        8.    Enforceability.    This Amendment constitutes the legal, valid and binding obligation of each Borrower and is enforceable against each such Borrower in accordance with its terms.

        9.    Reference to the Effect on the Loan Agreement.

        (a)   Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

        (b)   Except as specifically amended above, the Loan Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

        (d)   This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Loan Agreement.

        10.    Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland.

        11.    Headings.    Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        12.    Counterparts.    This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURES FOLLOW]

        IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Amendment to be executed as of the date first written above.

LENDER:
GENERAL ELECTRIC CAPITAL CORPORATION a Delaware corporation

By:	/s/ JOHN WARDEN
Name:	John Warden
Title:	Authorized Signatory

BORROWER:
ATTEST/WITNESS:		THE ENSIGN GROUP, INC. a Delaware corporation

By:	/s/ ALAN J. NORMAN Alan J. Norman Vice President	By:	/s/ GREGORY K. STAPLEY Gregory K. Stapley Vice President

ENSIGN WHITTIER WEST LLC
ENSIGN WHITTIER EAST LLC
ENSIGN PANORAMA LLC
LEMON GROVE HEALTH ASSOCIATES LLC
BELL VILLA CARE ASSOCIATES LLC
DOWNEY COMMUNITY CARE LLC
COSTA VICTORIA HEALTHCARE LLC
WEST ESCONDIDO HEALTHCARE LLC
HB HEALTHCARE ASSOCIATES LLC
VISTA WOODS HEALTH ASSOCIATES LLC
CITY HEIGHTS HEALTH ASSOCIATES LLC
C STREET HEALTH ASSOCIATES LLC
VICTORIA VENTURA HEALTH CARE LLC
GATE THREE HEALTHCARE LLC
SOUTHLAND MANAGEMENT LLC
MANOR PARK HEALTHCARE LLC
each, a Nevada limited liability company
ATTEST/WITNESS:		By:	The Flagstone Group, Inc. Its Sole Member
By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary
ENSIGN SANTA ROSA LLC ENSIGN MONTGOMERY LLC ENSIGN CLOVERDALE LLC ENSIGN SONOMA LLC ENSIGN WILLITS LLC ENSIGN PLEASANTON LLC each, a Nevada limited liability company

ATTEST/WITNESS:		By:	Northern Pioneer Healthcare, Inc. Its Sole Member

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary
ENSIGN SAN DIMAS LLC ENSIGN PALM I LLC REDBROOK HEALTHCARE ASSOCIATES LLC CLAREMONT FOOTHILLS HEALTH ASSOCIATES LLC each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Touchstone Care, Inc. Its Sole Member

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary

ENSIGN SABINO LLC
24TH STREET HEALTHCARE ASSOCIATES LLC
GLENDALE HEALTHCARE ASSOCIATES LLC
PRESIDIO HEALTH ASSOCIATES LLC
NORTH MOUNTAIN HEALTHCARE LLC
PARK WAVERLY HEALTHCARE LLC
SUNLAND HEALTH ASSOCIATES LLC
RADIANT HILLS HEALTH ASSOCIATES LLC
HIGHLAND HEALTHCARE LLC
each, a Nevada limited liability company
ATTEST/WITNESS:		By:	Bandera Healthcare, Inc. Its Sole Member

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary

ATLANTIC MEMORIAL HEALTHCARE ASSOCIATES, INC. ROSE PARK HEALTHCARE ASSOCIATES, INC.
ATTEST/WITNESS:		each, a Nevada corporation

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary
NORTHERN OAKS HEALTHCARE, INC. SALADO CREEK SENIOR CARE, INC. MCALLEN COMMUNITY HEALTHCARE, INC. WELLINGTON HEALTHCARE, INC.
ATTEST/WITNESS:		each, a Nevada corporation

By:	/s/ DANIEL H. WALKER Daniel H. Walker	By:	/s/ BEVERLY WITTEKIND Beverly Wittekind Secretary

LIST OF SCHEDULES

Schedule 1.39	—	Permitted Liens
Schedule 4.1	—	Subsidiaries
Schedule 4.5	—	Litigation
Schedule 4.13	—	Non-Compliance with Law
Schedule 4.14	—	Environmental Matters
Schedule 4.15	—	Places of Business with patient census
Schedule 4.16	—	Licenses
Schedule 4.17	—	Stock Ownership
Schedule 4.19	—	Borrowings and Guarantees
Schedule 4.21	—	Trade Names
Schedule 4.22	—	Joint Ventures
Schedule 7.12	—	Transactions with Affiliates

EXHIBIT A
Overline Note

SCHEDULES TO AMENDMENT NO. 5 TO
AMENDED & RESTATED LOAN AGREEMENT

Sched	Description	Matters Covered
1.39	Permitted Liens:	(i) Landlord's liens, both statutory and contractual, contained in or created by the various leases, security agreement, pledges and related documentation covering the locations described in Schedule 4.15, but only to the extent that such liens are contractually subordinated to Lender's liens and security interests pursuant to agreements between Lender and such landlords that are satisfactory to Lender.

(ii)(a) The lien of the Deed of Trust and Assignment of Rents by and between Ensign Southland LLC as Trustor and Continental Wingate Associates, Inc. as Beneficiary, affecting the California Property and recorded January 30, 2001 at Document No. 01-0161647 in the office of the Los Angeles County Recorder, securing indebtedness in the original principal amount of $7,455,100, (b) all liens created or extended in connection with that certain Second Amended and Restated Loan Agreement for a loan in the amount of $64,692,11.67 by and among Valley Health Holdings LLC, Sky Holdings AZ LLC, Terrace Holdings AZ LLC, Plaza Health Holdings LLC, Rillito Holdings LLC, Mountainview Communitycare LLC, Meadowbrook Health Associates LLC, Cedar Avenue Holdings LLC, Granada Investments LLC, as borrowers, and General Electric Capital Corporation, as lender, dated December 29, 2006; and (c) the lien of the Deed of Trust and Security Agreement encumbering TEGI subsidiary Cherry Hill Health Holdings, Inc.'s Pacific Care Center facility, Hoquiam, Washington, securing a non-prepayable assumed $2,475,000 loan that existed when the property was acquired in 2006.
(iii) Liens permitted to be created by Sections 6.23 and 7.1(d) of the Loan Agreement.
4.1	Subsidiaries:	See attached organizational chart for existing subsidiaries of The Ensign Group, Inc.
4.5	Pending or Threatened Litigation:
There is currently no pending or threatened litigation which the Borrower believes would materially threaten Borrower's viability or ability to repay the Obligations; further, all claims pending or threatened against the Borrower are either covered by insurance or, to the extent they are not, Borrower believes it has accrued adequate reserves in connection therewith.
4.8	Defaults:	Relating to the representations in Section 4.8 of the Loan Agreement, and without admitting any default, reference is made to Schedule 4.5 above.
4.13	Non-compliance with Law:	To the best of the actual knowledge of the officers of Borrower, there does not currently exist any material non-compliance with applicable laws.

4.14	Environmental Matters:
To the best of the actual knowledge of the officers of The Ensign Group, Inc., there are no material adverse environmental matters associated with any of the properties occupied by TEGI's operating subsidiaries which require remediation or pose a present threat of material harm or liability.
4.15	Places of Business with patient census:	See consolidated Schedule 4.15(a)/4.16 and Schedule 4.15(b) at the end of this Exhibit A.
4.16	Licenses:	The entity which currently holds or possesses the right to use the operating license for each of the facilities is as shown in consolidated Schedule 4.15(a)/4.16.
4.17	Stock Ownership:	See separate Schedule 4.17 at the end of this Exhibit A.
4.19	Borrowings:	Other than normal trade creditors, some or all of the entities comprising the Borrower are currently indebted to the following creditors in the following manners and amounts:
a. General Electric Capital Corporation; $20,000,000 Revolving Credit Facility for working capital.

b. General Electric Capital Corporation; $64,692,111.67 fixed asset loan secured by Deeds of Trust encumbering the assets owned by Valley Health Holdings LLC, Sky Holdings AZ LLC, Terrace Holdings AZ LLC, Ensign Highland LLC, Plaza Health Holdings LLC, Rillito Holdings LLC, Mountainview Communitycare LLC, Cedar Avenue Holdings LLC and Granada Investments LLC.

c. Continental Wingate Associates, Inc.; $7,455,100 HUD-insured Loan secured by a Deed of Trust and Assignment of Rents on Ensign Southland LLC's Southland Care Center & Home facility, Norwalk, California.
d. Wells Fargo Bank, N.A.; $2,475,000 loan secured by a Deed of Trust and Security Agreement on Cherry Hill Health Holdings, Inc.'s Pacific Care Center facility, Hoquiam, Washington.
4.20	Labor Disputes:
A union organizing election was held at Sonoma Healthcare Center in May, 2002 at which a majority of the approximately 60 employees classified as Housekeeping, Laundry and CNAs voted to have union representation from SEIU Local 250. On August 30, 2004, the National Labor Relations Board certified the union. The union has requested bargaining, and bargaining is ongoing. Operations at the facility and throughout the company have not been materially disrupted by union issues at any time since the original organizing election.
4.22	Joint Ventures:	None
7.12	Transactions with Affiliates:
Pursuant to an internal corporate restructuring the entire equity interests in various operating entities were assigned by The Ensign Group, Inc. to its several regional subsidiaries as set forth on the attached organization chart.

Where an affiliate of The Ensign Group, Inc. owns the real property underlying a facility, the real estate holding subsidiary and the operating subsidiary enter into a lease agreement with respect to the facility. The attached organization chart indicates those instances where TEGI affiliates own the occupied property. The standard lease form used for such affiliate transactions has been reviewed and approved by Lender's counsel in connection with the fixed asset financing referenced in Schedule 1.39(ii)(b) above.

Ensign Facility Services, Inc., a subsidiary of TEGI, has entered into separate Consulting Services Agreements with each of the operating subsidiaries listed in the attached organizational chart, to provide centralized accounting, legal, risk management, information technology human resources and similar support and services. A standard management fee which does not exceed five percent (5%) of monthly revenues is charged for such services.

—See Attached Schedules 4.15(a)/4.16, 4.15(b) and 4.17—

Schedule 4.1

The Ensign Group, Inc.
(Delaware Corporation; Qualified in California)

The Flagstone Group, Inc.
SOUTHERN CALIFORNIA

Arroyo Vista Nursing Center
City Heights Health Associates LLC
Permunitum LLC*

Atlantic Memorial Healthcare Center
Atlantic Memorial Healthcare Associates, Inc.

Brookfield Healthcare Center
Downey Community Care LLC
Moenium Holdings LLC*

Carmel Mountain. Rehabilitation & Healthcare Center
Bernardo Heights Healthcare, Inc.
CM Health Holdings LLC

Lemon Grove Care & Rehabilitation Center
Lemon Grove Health Associates LLC

Palm Terrace Healthcare & Rehabilitation Center
Gate Three Healthcare LLC

Palomar Vista Healthcare Center
West Escondido Healthcare LLC

Rose Villa Healthcare Center
Bell Villa Care Associates LLC
Moenium Holdings LLC*

Royal Court Healthcare
Ensign Whittier West LLC

Sea Cliff Healthcare Center
HB Healthcare Associates LLC

Shoreline Healthcare Center
Rose Park Healthcare Associates, Inc.
Long Beach Health Associates LLC**

Southland Care Center
Southland Management LLC
Ensign Southland LLC

Victoria Healthcare Center
Costa Victoria Healthcare LLC

Vista Knoll Specialized Care Facility
Vista Woods Health Associates LLC
Permunitum LLC*

Whittier Hills Health Care Center
Ensign Whittier East LLC

Bandera Healthcare, Inc.
ARIZONA

Catalina Healthcare Center
Presidio Health Associates LLC
Rillito Holdings LLC

Coronado Healthcare Center
North Mountain Healthcare LLC
Adipiscor LLC*

Desert Sky Health and Rehabilitation Center
Glendale Healthcare Associates LLC
Sky Holdings AZ LLC

Desert Terrace Nursing Center
24th Street Healthcare Associates LLC
Terrace Holdings AZ LLC

East Mesa Healthcare Center
Sunland Health Associates LLC
Adipiscor LLC*

Grand Court of Mesa
Brown Road Senior Housing LLC
Moenium Holdings LLC*

Greenfields Assisted Living
Greenfields Assisted Living LLC

Highland Manor Health & Rehabilitation Center
Highland Healthcare LLC
Ensign Highland LLC

North Mountain Medical & Rehabilitation Center
Radiant Hills Health Associates LLC
Valley Health Holdings LLC

Osborn Health and Rehabilitation
RenewCare of Scottsdale, Inc.

Sabino Canyon Rehabilitation and Care Center
Ensign Sabino LLC
Meadowbrook Health Associates LLC

Waverly Park Healthcare Center
Park Waverly Healthcare LLC
Adipiscor LLC*

Milestone Healthcare, Inc.
UTAH

Arlington Hills Healthcare Center
Avenues Healthcare, Inc.
Tenth East Holdings LLC

Draper Rehabilitation and Care Center
South Valley Healthcare, Inc.
Fort Street Health Holdings LLC***

Holladay Healthcare Center
Olympus Health, Inc.
Cottonwood Health Holdings LLC

Mt. Ogden Health & Rehabilitation Center
Washington Heights Healthcare, Inc.

IDAHO

Pocatello Care and Rehabilitation Center
Pocatello Health Services, Inc.

Miscellaneous

(Held by The Ensign Group, Inc.)

SERVICE CENTER

Ensign Facility Services, Inc.
(Nevada Corporation; Qualified in California)

SELF-INSURANCE

Standardbearer Insurance Company, Ltd.
(Cayman Islands Exempted Company)

SHELF ENTITIES

Bayshore Healthcare, Inc.

Cardiff Healthcare, Inc.

Ensign Bellflower LLC

Ensign Napa LLC

Hueneme Healthcare, Inc.

Pomerado Ranch Healthcare, Inc.

RB Heights Health Holdings LLC

Regal Road Health Holdings LLC

South C Health Holdings LLC

Trousdale Health Holdings LLC

Walnut Grove Compuscare LLC

Keystone Care, Inc.
TEXAS

Cambridge Health & Rehabilitation Center
Richmond Senior Services, Inc.
Golfview Holdings LLC

Cambridge Square Retirement Center
Rosenburg Senior Living, Inc.
Avenue N Holdings LLC

Carrollton Health & Rehabilitation Center
Carrollton Heights Healthcare, Inc.
Trinity Mill Holdings LLC

Lake Village Nursing & Rehabilitation Center
Grand Villa Phx, Inc.
Verde Villa Holdings LLC

Northern Oaks Living & Rehabilitation Center
Northern Oaks Healthcare, Inc.

Salado Creek Living & Rehabilitation Center
Salado Creek Senior Care, Inc.

The Village Care Center
McAllen Community Healthcare, Inc.

Timberwood Nursing & Rehabilitation Center
Livingston Care Associates, Inc.
Polk Health Holdings LLC

Wellington Place Living & Rehabilitation Center
Wellington Healthcare, Inc.

Willow Bend Nursing & Rehabilitation Center
Town East Healthcare, Inc.
Mesquite Health Holdings LLC

Northern Pioneer Healthcare, Inc.
NORTHERN CALIFORNIA

Cloverdale Healthcare Center
Ensign Cloverdale LLC

Northbrook Nursing & Rehabilitation Center
Ensign Willits LLC

Park View Gardens at Montgomery
Ensign Montgomery LLC
Mountainview Communitycare LLC

Sonoma Healthcare Center
Ensign Sonoma LLC

Summerfield Health Care Center
Ensign Santa Rosa LLC

Ukiah Convalescent Hospital
Ensign Pleasanton LLC

WASHINGTON

Emerald Hills Healthcare Center
Lynnwood Health Services, Inc.
Snohomish Health Holdings LLC

Pacific Care Center
Hoquiam Healthcare, Inc.
Cherry Health Holdings, Inc.

Park Manor Rehabilitation Center
Manor Park Healthcare LLC

Plaza Health Holdings LLC

Touchstone Care, Inc.
SOUTHERN CALIFORNIA

Arbor Glen Care Center
Ensign San Dimas LLC
Arrow Tree Health Holdings LLC

Brookside Healthcare Center
Redbrook Healthcare Associates LLC

Camarillo Healthcare Center
Camarillo Community Care, Inc.
Granada Investments LLC

Claremont Care Center
Claremont Foothills Health Associates LLC
Permunitum LLC*

Glenwood Care Center
C Street Health Associates LLC

Mission Care Center
Ramon Healthcare Associates, Inc.

Panorama Gardens Nursing & Rehabilitation Center

Premier Care Center for Palm Springs
Ensign Palm I LLC

Upland Rehabilitation and Care Center
Upland Community Care, Inc.
Cedar Avenue Holdings LLC

Victoria Care Center
Victoria Ventura Healthcare LLC

KEY

Line 1: Facility Name
Line 2: Operating Entity: Held, as represented, by an operating group
Line 3: Holding Entity: All held by The Ensign Group, Inc.
* Master tenant/sublessor
** Owns property adjacent to the facility and will hold the facility property on exercise of option to buy at lease end.
*** Fort Street has the option to buy the property in January 2008

Unless noted otherwise, all entities are organized in Nevada and qualified to do business where located.
All subsidiaries are wholly owned.

Schedule 4.15(b)—Census data as of 9/7/2007

Facility	Beds	Census
The Flagstone Group, Inc. (S.Cal)
Atlantic Memorial	100	89
Palm Terrace	99	98
Sea Cliff	182	176
Sea Cliff ALF	84	60
Shoreline	75	66
Victoria	79	74
Arroyo Vista	53	50
Carmel Mountain	120	108
Lemon Grove	158	150
Palomar Vista	74	71
Vista Knoll	120	109
Brookfield	70	65
Rose Villa	53	47
Royal Court	162	147
Southland Care	120	119
Southland Home	70	55
Whittier Hills	160	148
Subsidiary Totals	1779	1632
Northern Pioneer (N.Cal & WA)
Cloverdale	72	64
Northbrook	71	35
Park View	116	103
Sonoma	137	118
Summerfield	70	57
Ukiah	58	52
Emerald Hills	120	52
Pacific Care	100	79
Park Manor	79	66
Subsidiary Totals	823	626
Touchstone (S.Cal)
Arbor Glen	95	92
Brookside	97	83
Camarillo	114	94
Claremont Care	99	94
Glenwood	99	92
Panorama Gardens	149	142
Premier Care	99	89
Mission Care	58	52
Ventura	187	156
Upland Rehab	203	173
Subsidiary Totals	1200	1067

Bandera Healthcare, Inc. (AZ)
Catalina	102	89
Sabino Canyon	107	95
Waverly Park	200	92
Desert Sky	186	140
Desert Sky Assisted	105	75
East Mesa	201	145
Grand Court	174	174
Greenfields	141	141
Scottsdale	120	120
Coronado	191	175
Desert Terrace	108	78
Highland Manor	107	87
North Mountain	155	141
Subsidiary Totals	1897	1552
Keystone (TX, UT & ID)
Cambridge Health and Rehab	118	60
Cambridge Square ALF	44	37
Carrollton Healthcare Center	108	83
Draper Rehab & Care Center	89	50
Lake Village	120	87
Northern Oaks	96	83
Salado Creek	124	77
The Village	113	89
Timberwood Nursing Home	120	93
Wellington Place	140	82
Willowbend Nursing & Rehab Ctr	162	75
Arlington Hills	108	60
Holladay	120	90
Mt Ogden	108	60
Pocatello Care & Rehab Ctr	88	62
Subsidiary Totals	1658	1088
The Ensign Group, Inc. Totals	7357	5965

Schedule 4.16

FACILITY	Facility Legal Name	PHONE	FAX	ADDRESS	INFO 7/2007
Arbor Glen Care Center	Ensign San Dimas LLC	(626) 963-7531	(626) 914-7566	1033 East Arrow Highway Glendora, CA 91740	98 SNF
Arlington Hills Healthcare Center	Avenues Healthcare, Inc.	(801) 322-5521	(801) 322-0934	165 South 1000 East Salt Lake City, UT 84102	108 SNF
Arroyo Vista Nursing Center	City Heights Health Associates LLC	(619) 283-5855	(619) 284-6327	3022 45th Street San Diego, CA 92105	53 SNF
Atlantic Memorial Healthcare Center	Atlantic Memorial Healthcare Associates, Inc.	(562) 424-8101	(562) 424-9041	2750 Atlantic Avenue Long Beach, CA 90806	109 SNF
Brookfield Healthcare Center	Downey Community Care LLC	(562) 869-2567	(562) 869-8788	9300 Telegraph Road Downey, CA 90240	70 SNF
Brookside Healthcare Center	Redbrook Healthcare Associates LLC	(909) 793-2271	(909) 792-6477	105 Terracina Blvd. Redlands, CA 92373	97 SNF
Camarillo Healthcare Center	Camarillo Community Care, Inc.	(805) 482-9805	(805) 388-8242	205 Granada Street Camarillo, CA 93010	114 SNF
Cambridge Health & Rehabilitation Center	Richmond Senior Services, Inc.	(281) 344-9191	(281) 344-9320	1106 Golfview Richmond, TX 77469	118 SNF
Cambridge Square Retirement Center	Rosenburg Senior Living, Inc.	(281) 344-8444	(281) 344-1050	2700 Avenue N Rosenberg, TX 77471	44 ALF
Carrollton Health & Rehabilitation Center	Carrollton Heights Healthcare, Inc.	(972) 245-1573	(972) 245-6082	1618 Kirby Road Carrollton, TX 75006	120 SNF
Claremont Care Center	Claremont Foothills Health Associates LLC	(909) 593-1391	(909) 596-8319	219 East Foothill Blvd. Pomona, CA 91768	99 SNF
Carmel Mountain Rehab & Healthcare Center	Bernardo Heights Healthcare, Inc.	(858) 673-0101	(858) 673-8320	11895 Avenue of Industry San Diego, CA 92128	120 SNF
Catalina Healthcare Center	Presidio Health Associates LLC	(520) 795-9574	(520) 321-4983	2611 North Warren Ave. Tucson, AZ 85719	102 SNF
Cloverdale Healthcare Center	Ensign Cloverdale LLC	(707) 894-5201	(707) 894-9324	300 Cherry Creek Road Cloverdale, CA 95425	72 SNF
Coronado Healthcare Center	North Mountain Healthcare LLC	(602) 256-7500	(602) 943-7697	11411 North 19th Avenue Phoenix, AZ 85029	185 SNF
Desert Sky Health & Rehabilitation Center	Glendale Healthcare Associates LLC	(623) 931-5800	(623) 931-8776	5125 North 58th Avenue Glendale, AZ 85301	189 SNF 103 ALF
Desert Terrace Nursing Center	24th Street Healthcare Associates LLC	(602) 273-1347	(602) 273-6260	2509 North 24th Street Phoenix, AZ 85008	108 SNF
Draper Rehabilitation and Care Center	South Valley Healthcare, Inc.	(801) 571-2704	(801) 571-8921	12702 South Fort Street Draper, UT 84020	89 SNF
East Mesa Healthcare Center	Sunland Health Associates LLC	(480) 832-8333	(480) 830-2466	51 South 48th Street Mesa, Arizona 85206	188 SNF
Emerald Hills Healthcare Center	Lynnwood Health Services, Inc.	(425) 776-5512	(425) 776-3230	5821 188th Street SW Lynnwood, WA 98037	95 SNF
Glenwood Care Center	C Street Health Associates LLC	(805) 983-0305	(805) 983-2514	1300 North C Street Oxnard, CA 93030	99 SNF
Grand Court of Mesa	Brown Road Sr Housing LLC	(480) 844-7336	(480) 844-7045	262 East Brown Road Mesa, AZ 85201	117 ILF 50 SC
Greenfields Assisted Living Community	Greenfields Assisted Living LLC	(480) 649-3911	(480) 649-1330	723 East 2nd Avenue Mesa, AZ 85204	141 ALF
Highland Manor Health & Rehab Center	Highland Healthcare LLC	(602) 264-9039	(602) 264-1017	4635 N. 14th Street Phoenix, AZ 85014	107 SNF

Holladay Healthcare Center	Olympus Health, Inc.	(801) 277-7002	(801) 272-0622	4782 South Holladay Blvd. Salt Lake City, UT 84117	120 SNF
Lake Village Nursing & Rehab. Center	Grand Villa PHX, Inc.	(972) 436-7571	(972) 221-4187	169 Lake Park Road Lewisville, TX 75057	120 SNF
Lemon Grove Care & Rehab Center	Lemon Grove Health Associates LLC	(619) 463-0294	(619) 461-1064	8351 Broadway Lemon Grove, CA 91945	158 SNF
Mission Care & Rehabilitation Center	Ramon Healthcare Assoc, Inc.	(626) 607-2400	(626) 607-2490	4800 Delta Avenue Rosemead, CA 91770	59 SNF
Mt. Ogden Health and Rehabilitation Center	Washington Heights Healthcare, Inc.	(801) 479-5700	(801) 476-8913	375 East 5350 South Washington Terr., UT 84405	108 SNF
North Mountain Medical & Rehab Center	Radiant Hills Health Associates LLC	(602) 944-1666	(602) 944-8549	9155 North 3rd Street Phoenix, AZ 85020	155 SNF
Northern Oaks Living & Rehab Center	Northern Oaks Healthcare, Inc.	(325) 676-1677	(325) 676-3941	2722 Old Anson Road Abilene, TX 79603	96 SNF 0 ALF
Northbrook Nursing and Rehab Center	Ensign Willits LLC	(707) 459-5592	(707) 459-4727	64 Northbrook Way Willits, CA 95490	72 SNF
Osborn Health and Rehabilitation	RenewCare of Scottsdale, Inc.	(480) 994-1333	(480) 990-3895	3333 North Civic Ctr Plaza Scottsdale, AZ 85251	130 SNF
Pacific Care Center	Hoquiam Healthcare, Inc.	(360) 532-7882	(360) 537-7216	3035 Cherry Street Hoquiam, WA 98550	109 SNF
Palm Terrace Healthcare & Rehab Center	Gate Three Healthcare LLC	(949) 587-9000	(949) 951-3174	24962 Calle Aragon Laguna Woods, CA 92637	99 SNF
Palomar Vista Healthcare Center	West Escondido Healthcare LLC	(760) 746-0303	(760) 738-1749	201 North Fig Street Escondido, CA 92025	74 SNF
Panorama Gardens Nursing & Rehabilitation Center	Ensign Panorama LLC	(818) 893-6385	(818) 893-2924	9541 Van Nuys Blvd. Panorama City, CA 91402	151 SNF
Park Manor Rehabilitation Center	Manor Park Healthcare LLC	(509) 529-4218	(509) 522-1729	1710 Plaza Way Walla Walla, WA 99362	79 SNF
Park View Gardens at Montgomery	Ensign Montgomery LLC	(707) 525-1250	(707) 525-0159	3751 Montgomery Drive Santa Rosa, CA 95405	122 SNF
Pocatello Care and Rehabilitation Center	Pocatello Health Services, Inc.	(208) 478-3333	(208) 478-3331	527 Memorial Drive Pocatello, ID 83201	88 SNF
Premier Care Center for Palm Springs	Ensign Palm I LLC	(760) 323-2638	(760) 323-1723	2990 East Ramon Road Palm Springs, CA 92264	99 SNF
Rose Villa Healthcare Center	Bell Villa Care Associates LLC	(562) 925-4252	(562) 925-1130	9028 Rose Street Bellflower, CA 90706	53 SNF
Royal Court Healthcare	Ensign Whittier West LLC	(562) 693-7701	(562) 693-6037	12385 E. Washington Blvd Whittier, CA 90606	162 SNF
Sabino Canyon Rehab & Care Center	Ensign Sabino LLC	(520) 722-5515	(520) 886-8082	5830 East Pima Tucson, AZ 85712	112 SNF
Salado Creek Living & Rehab Center	Salado Creek Senior Care, Inc.	(210) 824-7331	(210) 824-1334	603 Corrine San Antonio, TX 78218	120 SNF
Sea Cliff Healthcare Center	HB Healthcare Associates LLC	(714) 847-3515	(714) 847-4315	18811 Florida Street Huntington Bch, CA 92648	182 S/I 84 ALF
Shoreline Healthcare Center	Rose Park Healthcare Associates, Inc.	(562) 494-4421	(562) 494-2731	4029 East Anaheim St. Long Beach, CA 90804	75 SNF
Sonoma Healthcare Center	Ensign Sonoma LLC	(707) 938-8406	(707) 938-4400	1250 Broadway Sonoma, CA 95476	144 SNF
Southland & Southland Living	Southland Management LLC	(562) 868-9761	(562) 863-0336	11701 Studebaker Road Norwalk, CA 90650	120 SNF 75 ALF

Summerfield Healthcare Center	Ensign Santa Rosa LLC	(707) 539-1515	(707) 539-0630	1280 Summerfield Road Santa Rosa, CA 95405	70 SNF
Timberwood Nursing & Rehabilitation Center	Livingston Care Associates, Inc.	(936) 327-4446	(936) 327-8435	4001 Highway 59 North Livingston, TX 77351	120 SNF
Ukiah Convalescent Hospital	Ensign Pleasanton LLC	(707) 462-8864	(707) 462-0718	1349 South Dora Ukiah, CA 95482	57 SNF
Upland Rehabilitation & Care Center	Upland Community Care, Inc.	(909) 985-1903	(909) 949-4975	1221 East Arrow Hwy Upland, CA 91786-4911	206 SNF
The Village Care Center	McAllen Community Healthcare, Inc.	(956) 664-8900	(956) 664-8906	615 No. Ware Road McAllen, TX 78501	114 SNF
Victoria Care Center	Victoria Ventura Healthcare LLC	(805) 642-1736	(805) 639-3198	5445 Everglades Street Ventura, CA 93003	188 SNF
Victoria Healthcare Center	Costa Victoria Healthcare LLC	(949) 642-0387	(949) 646-0313	340 Victoria Street Costa Mesa, CA 92627	79 SNF
Vista Knoll Specialized Care Facility	Vista Woods Health Associates LLC	(760) 630-2273	(760) 630-0913	2000 Westwood Road Vista, CA 92083	119 SNF
Waverly Park Healthcare Center	Park Waverly Healthcare LLC	(520) 882-6151	(520) 620-1547	2001 N. Park Avenue Tucson, AZ 85719	200 SNF
Wellington Place Living & Rehab Center	Wellington Healthcare, Inc.	(254) 778-4231	(254) 778-2877	1802 So. 31st Temple, TX 76504	140 SNF
Whittier Hills Healthcare Center	Ensign Whittier East LLC	(562) 947-7817	(562) 943-5347	10426 Bogardus Avenue Whittier, CA 90603	160 SNF
Willowbend Nursing & Rehab. Center	Town East Healthcare, Inc.	(972) 279-3601	(972) 613-4539	2231 Highway 80 East Mesquite, TX 75150	162 SNF

Schedule 4.17

CONFIDENTIAL

The Ensign Group, Inc. Significant Shareholders		Balance September 2007	% Ownership
Count
1	Roy Christensen	3,910,000	22.12%
2	Christopher R. Christensen and Terri M. Christensen as Co-Trustees of the Christensen Family Trust dated 10/24/05	3,893,000	22.02%
3	Gregory K. Stapley & Deborah S. Stapley as Co-trustees of the Stapley Family Trust uad 04/25/06	1,180,000	6.68%
4	Jay Brady	720,000	4.07%
5	Richard Toolson	600,000	3.39%
6	Alan Norman	309,000	1.75%
7	Blalack Trust	292,000	1.65%
8	Gordon Buechs	120,400	0.68%
9	Thomas Maloof	120,000	0.68%
11	Cory Monette	76,000	0.43%
12	David Sedgwick	45,500	0.26%
13	Mike Dalton	45,500	0.26%
14	Antoinette Hubenette	30,000	0.17%
15	John Albrechtsen	24,500	0.14%
16	Barry Port	9,500	0.05%
17	Other	2,315,200	13.10%
	Common shares issued	13,690,600
	Common shares reserved for issuance under 2001 Incentive Plan	495,000	2.80%
	Common shares reserved for issuance under 2005 Incentive Plan	749,000	4.24%
	Preferred shares (Common Share equivalent)	2,741,180	15.51%

	Total Shares Outstanding	17,675,780	100.00%